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                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549



                                  FORM 8-K

                               CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF
                    THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): April 27, 1998



                      Crown Castle International Corp.
           (Exact Name of Registrant as Specified in its Charter)


Delaware                   333-43873              76-0470458
(State or Other          (Commission File         (IRS Employer
Jurisdiction of              Number)              Identification
Incorporation)                                    Number)



                              510 Bering Drive
                                 Suite 500
                             Houston, TX 77057
                  (Address of Principal Executive Office)

Registrant's telephone number, including area code:  (713) 570-3000




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Item 5. Other Events

          Crown Castle International Corp. ("CCIC") announced that it had entered into a share exchange agreement with certain shareholders of Castle Transmission Services (Holdings) Ltd. In connection with the share exchange, CCIC intends to offer shares of its common stock in an initial public offering this summer. A registration statement in respect of such initial public offering has not yet been filed with the Securities and Exchange Commission and any securities offered in such initial public offering will only be offered by means of a prospectus forming a part of such a registration statement.

          A copy of the press release issued by CCIC on April
27, 1998, with respect to the share exchange agreement and initial public offering is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits

          (c) Exhibits


 Exhibit No.                    Description

    99.1         Press Release dated April 27, 1998


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                          SIGNATURES

          Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              Crown Castle International Corp.,



                              By:   /s/ Wesley D. Cunningham
                                  ------------------------------
                                  Vice President, Corporate Controller
                                  and Chief Accounting Officer
May 6, 1998






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                        EXHIBIT INDEX

Exhibit No.              Description of Exhibit

 99.1          Press Release dated April 27, 1998










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                                                 Exhibit 99.1




          CROWN CASTLE INTERNATIONAL CORP. ANNOUNCES
                   SHARE EXCHANGE AGREEMENT


          HOUSTON, Texas -- April 27, 1998 -- Ted Miller, the CEO of Crown Castle International Corp. "(CCIC)" and Castle Transmission Services (Holdings) Ltd, announced today that CCIC has entered into a share exchange agreement with certain shareholders of Castle Transmission Services (Holdings) Ltd pursuant to which certain of Castle Transmission's shareholders have agreed to exchange their shares of Castle Transmission for shares of CCIC. Upon the consummation of the exchange, CCIC's ownership of Castle Transmission will increase from 34.3% to approximately 80%. Consummation of the share exchange is subject to a number of significant conditions, including certain third party consents and the consummation of an initial public offering of common stock by CCIC.

          Mr. Miller also announced that in connection with the share exchange, CCIC intends to offer shares of its common stock in an underwritten initial public offering this summer. A registration statement in respect of such initial public offering has not yet been filed with the Securities and Exchange Commission and any securities offered in such initial public offering will only be offered by means of a prospectus forming a part of such a registration statement.


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